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                                                                 EXHIBIT 10.10

                              ARTIFICIAL LIFE, INC.

                           1998 EQUITY INCENTIVE PLAN

     1.   PURPOSE

          The purpose of the Artificial Life, Inc. 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees, directors, advisers and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by the granting of awards ("Awards") with respect to the Company's Common Stock. Certain capitalized terms used herein are defined in section 7 below.

     2.   ADMINISTRATION

          The Plan shall be administered by the Committee. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of all Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

     3.   ELIGIBILITY

          All employees, directors, advisers and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. However, Incentive Stock Options may be granted only to persons eligible to receive such Stock Options under the Code.

     4.   STOCK AVAILABLE FOR AWARDS

          (a) AMOUNT. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 1,200,000 shares of Common Stock in the aggregate. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.



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          (b)   ADJUSTMENT. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares for which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, provided that the number of shares subject to any Award shall always be a whole number, and if considered appropriate, the Committee may make provision for a cash payment with respect to all or part of an outstanding Award instead of or in addition to any such adjustment.

          (c) LIMIT ON INDIVIDUAL GRANTS. The maximum number of shares of Common Stock subject to Awards that may be granted to any Participant in the aggregate in any calendar year shall not exceed 300,000 shares, subject to adjustment under subsection (b) above.

     5.   TYPES OF AWARDS.

          (a) STOCK GRANTS. The Committee may make awards of shares of Common Stock ("Stock Grants") upon such terms and conditions as the Committee determines. Stock Grants may include without limitation restricted stock, performance shares, performance-accelerated restricted stock and bonus stock. Stock Grants may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

          (b) GRANT OF STOCK OPTIONS. Subject to the provisions of the Plan, the Committee may grant options ("Stock Options") to purchase shares of Common Stock (i) complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to comply with such requirements ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Stock Option and all other applicable terms and conditions. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

          (c) STOCK EQUIVALENTS. The Committee may grant rights to receive payment from the Company based in whole or in part on the value of the Common Stock ("Stock Equivalents") upon such terms and conditions as the Committee determines. Stock Equivalents may include without limitation phantom stock, performance units, dividend equivalents and stock appreciation rights ("SARs"). SARs granted in tandem with a Stock Option will terminate to the extent that the related Stock Option is exercised, and the related Stock Option will terminate to the extent that the tandem SARs are exercised. The Committee will determine at the time of grant or thereafter whether Stock Equivalents are to be settled in cash, Common Stock or other securities of the Company, other Awards or other property.

          (d) TERMS AND CONDITIONS. Each Award shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter, except that the exercise price for each Stock Option or SAR shall be established by the Committee on the date of grant. The Committee may impose such conditions with respect to the



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exercise of Awards, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (e) PAYMENT. No shares shall be delivered pursuant to any exercise of any Stock Option and no SAR may be exercised until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Stock Option or SAR, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the Participant or by retaining shares otherwise issuable pursuant to the Stock Option or cash or other property otherwise issuable pursuant to the SAR, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration, including without limitation a payment commitment of a financial or brokerage institution, as the Committee may determine.

     6.   GENERAL PROVISIONS

          (a) DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles. Such terms and conditions may include, without limitation, performance criteria, vesting requirements, restrictions on transfer and payment rules. The Committee may establish terms and conditions at the time the Award is granted or may provide that such terms and conditions will be determined at any time thereafter.

          (b) COMMITTEE DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other Award. SARs granted in tandem with a Stock Option will terminate to the extent that the related Stock Option is exercised, and the related Stock Option will terminate to the extent that the tandem SARs are exercised. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

          (c) DIVIDENDS AND CASH AWARDS. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under the Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

          (d) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

          (e) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of



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the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

          (f) TRANSFERABILITY. In the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. The Committee may in its discretion waive any restriction on transferability.

          (g) LOANS. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

          (h) WITHHOLDING TAXES. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery.

          (i) FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws, including without limitation foreign tax laws.

          (j) AMENDMENT OF AWARDS. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.



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     7.   CERTAIN DEFINITIONS

          "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

          "Committee" means the committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan. If the Board has not delegated such power to act under or pursuant to the provisions of the Plan to a committee, Committee means the Board.

          "Common Stock" or "Stock" means the Common Stock, $0.01 par value, of the Company.

          "Company" means Artificial Life, Inc., a Delaware corporation.

          "Covered Employee" means a "covered employee" within the meaning of
Section 162(m) of the Code.

          "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

          "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

          "Participant" means a person selected by the Committee to receive an Award under the Plan.

          "Reporting Person" means a person subject to Section 16 of the Exchange Act.



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     8.   MISCELLANEOUS

          (a) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

          (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of such Common Stock at the time of the Award, except as otherwise provided in such Award.

          (c) EFFECTIVE DATE. Subject to the approval of the stockholders of the Company, the Plan shall be effective as of April 1, 1998, or as soon thereafter as is consistent with applicable law.

          (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

          (e) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of State of Delaware.







This Plan was approved by the Board of Directors on April 1, 1998.

This Plan was approved by the stockholders on April 2, 1998.






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